EX-21 EXHIBIT 21

DXC TECHNOLOGY COMPANY
Subsidiaries as of March 31, 2024

Entity Name	Jurisdiction of Organization
CSC Computer Sciences Argentina S.R.L.	Argentina
Enterprise Services Argentina S.R.L	Argentina
Enterprise Services Latin America Corporation Argentina Branch	Argentina
Luxoft Soluciones SRL	Argentina
Australian College of Project Management Pty Ltd	Australia
Bluleader Pty Ltd	Australia
CSC Agility Platform Australia Pty Limited	Australia
DXC Connect Pty Ltd	Australia
DXC Consulting Pty Ltd	Australia
DXC Eclipse Pty Ltd	Australia
DXC Enterprise Australia Pty Ltd	Australia
DXC Insurance Solutions Australia Pty Ltd	Australia
DXC Integrated Services Victoria Pty Limited	Australia
DXC NZ Holdings Pty Ltd	Australia
DXC Oxygen Pty Ltd	Australia
DXC Professional Solutions Pty Ltd	Australia
DXC Red Rock Pty Ltd	Australia
DXC SAE Pty Limited	Australia
DXC SN Pty Ltd	Australia
DXC Technology Australia Holdings Pty Limited	Australia
DXC Technology Australia Pty. Limited	Australia
DXC United Pty Limited	Australia
Integ Queensland Pty Ltd	Australia
Luxoft Financial Services UK Limited (Australia Branch)	Australia
Sable Systems Pty Ltd.	Australia
System Partners Pty Ltd	Australia
White Labelled Pty Ltd	Australia
Xchanging Pty Limited	Australia
DXC Technology Austria GmbH	Austria
EntServ Enterprise Services Austria GmbH	Austria
ES SHARED SERVICE CENTER SOCIETA PER AZIONI, Branch Austria	Austria
DXC Field Delivery Belgium BV	Belgium
DXC Technology Belgium VOF	Belgium
EIT Services India Private Limited - Belgium Branch	Belgium
Enterprise Services Belgium BV	Belgium
High Tech Services Insurance, Ltd.	Bermuda
CSC Computer Sciences Brasil S/A	Brazil
DXC Brasil Servicos de Telecomunicacoes Ltda	Brazil
Enterprise Services Brasil Serviços de Tecnologia Ltda	Brazil

ES Brasil Participações Ltda.	Brazil
Luxoft Brasil Ltda	Brazil
Luxoft Holding Inc.	British Virgin Islands
DXC Technology Sdn. Bhd	Brunei
DXC Bulgaria EOOD	Bulgaria
Luxoft Bulgaria EOOD	Bulgaria
Luxoft Sofia EOOD	Bulgaria
Computer Sciences Canada Inc.	Canada
CSC Consulting, Inc. - Canada Branch	Canada
DXC Insurance Services Canada ULC	Canada
EIT Services India Private Limited Canada Branch	Canada
ESIT Advanced Solutions Inc.	Canada
ESIT Canada Enterprise Services Co.	Canada
Luxoft Canada Limited	Canada
UXC Eclipse Solutions (Canada) Ltd	Canada
Enterprise Services Chile Comercial Limitada	Chile
Luxoft Information Technology (Tianjin) Ltd. Shanghai Branch	China
Beijing Bokai Technology Co., Ltd.	China
Beijing Bokai Technology Co., Ltd. Chongqing Branch	China
Beijing Bokai Technology Co., Ltd. Dalian Branch	China
Beijing Bokai Technology Co., Ltd. Guangzhou Branch	China
Beijing Bokai Technology Co., Ltd. Shanghai Branch	China
Beijing CSA Computer Sciences Technology Company Limited	China
Beijing CSA Computer Sciences Technology Company Limited, Shanghai Branch	China
Bokai Enterprise Services (Wuhan) Co., Ltd.	China
CSC Information Technology (Tianjin) Co. Ltd.	China
CSC Technology (Beijing) Co., Ltd.	China
CSC Technology (Beijing) Co., Ltd., Shanghai Branch	China
Guizhou Bokai Technology Co. Ltd	China
ISI (China) Co., Limited	China
Luxoft Information Technology (Tianjin) Ltd.	China
Luxoft Information Technology (Tianjin) Ltd. Beijing Branch	China
Luxoft Information Technology (Tianjin) Ltd. Shenzhen Branch	China
Nanjing Bokai Technology Co., Ltd	China
DXC Solutions Colombia S.A.S.	Colombia
Enterprise Services Colombia S.A.S.	Colombia
Ent. Services CentroAmerica CAC, Ltda.	Costa Rica
EntServ Costa Rica, Limitada	Costa Rica
Ent. Services Zagreb d.o.o.	Croatia
Luxoft International Company Limited	Cyprus
CSC Computer Sciences s.r.o.	Czech Republic
DXC Technology Czech Republic s.r.o.	Czech Republic
Alliance-One Holdings, LLC	Delaware
Alliance-One Investments, LLC	Delaware
Alliance-One Services, Inc.	Delaware
Concerto Cloud Services, LLC	Delaware
DXC Receivables LLC	Delaware

DXC Solutions US Brazil Holdings LLC	Delaware
DXC Technology Services LLC	Delaware
DXC US (Netherlands) LLC	Delaware
DXC US Agility Platform, LLC	Delaware
DXC US Brazil Holdings LLC	Delaware
DXC US Communications LLC	Delaware
DXC US Enterprises, L.P.	Delaware
DXC US Latin America Corporation	Delaware
DXC US World Trade LLC	Delaware
Eclipse Intelligent Solutions (USA) Inc.	Delaware
Fruition Partners US, Inc.	Delaware
Lux 1 Holding Company Inc.	Delaware
Tribridge Holdings, LLC	Delaware
UXC Eclipse (USA) LLC	Delaware
Xchanging Inc.	Delaware
Xchanging Solutions (USA), Inc.	Delaware
Xchanging Systems and Services, Inc.	Delaware
Luxoft USA, Inc.	Delaware
Smashing Ideas LLC	Delaware
DXC Technology Danmark A/S	Denmark
iSOFT Sanidad Dominicana, S.R.L.	Dominican Republic
DXC Technology Ecuador S.A.S.	Ecuador
DXC Technology Egypt SAE	Egypt
Luxoft Egypt LLC	Egypt
DXC Eclipse Pty Ltd - Fiji Branch	Fiji
DXC Technology Finland Oy	Finland
Continuum SOCS SAS	France
DXC Technology France SAS	France
DXC Technology France Holding SAS	France
DXC Technology Financial Services Holding SAS	France
DXC Technology Financial Services SAS	France
Enterprise Services France SAS	France
ES Field Delivery France SAS	France
Luxoft Information Technology (Singapore) Pte. Ltd. (France Branch)	France
DXC Technology Deutschland GmbH	Germany
DXC Technology Deutschland Consulting GmbH	Germany
EntServ Deutschland GmbH	Germany
Luxoft GmbH	Germany
Symtavision GmbH	Germany
CMORE Automotive GmbH	Germany
DXC Pension Trust e.V	Germany
Argo Design Germany GmbH	Germany
Ent. Services Hellas - IT Services Limited Liability Company	Greece
DXC Red Rock Pty Ltd - Guam Branch	Guam
CSA (PRC) Company Limited	Hong Kong
DXC Technology Hong Kong Limited	Hong Kong
DXC Technology Enterprise Services (AP) Limited	Hong Kong
DXC Technology Enterprise Services (Hong Kong) Limited	Hong Kong

Luxoft Hong Kong Pte. Limited	Hong Kong
DXC Technology Hungary Ltd	Hungary
Computer Sciences Corporation India Private Limited	India
UXC India IT Services Private Ltd	India
DXC Technology India Private Limited	India
Xchanging Solutions Limited	India
Nexplicit Infotech India Private Limited	India
Xchanging Technology Services India Private Limited	India
Xchanging Builders (India) Private Limited	India
EIT Services India Private Limited	India
Luxoft India LLP	India
DerivIT Solutions Private Limited	India
PT DXC Technology Indonesia	Indonesia
PT EIT Services Indonesia	Indonesia
CSC Computer Sciences Ireland Limited	Ireland
DXC Capital Funding Designated Activity Company	Ireland
ES Field Delivery Ireland Limited	Ireland
Global EntServ Solutions Galway Limited	Ireland
Global EntServ Solutions Ireland Limited	Ireland
DXC Services Israel Ltd.	Israel
DXC Technology Italy S.r.l.	Italy
CeleritiFinTech Italy S.r.l.	Italy
Xchanging Italy Holding S.r.L.	Italy
Xchanging Italy S.p.A.	Italy
Enterprise Services Energy Italia S.r.l.	Italy
Enterprise Services Italia S.r.l.	Italy
Enterprise Tech Partners Italia S.r.l.	Italy
ES Field Delivery Italia S.r.l.	Italy
ES Shared Service Center Societa' Per Azioni	Italy
Logistica Digitale Srl	Italy
Tribridge Italy S.r.l.	Italy
Luxoft Italy S.r.l.	Italy
DXC Technology Japan LLC	Japan
DXC Technology Japan Ltd.	Japan
Royal Pavilion LP	Jersey
RPDP Limited	Jersey
Royal Pavilion Nominee One Limited	Jersey
Royal Pavilion Nominee Two Limited	Jersey
Royal Pavilion Unit Trust	Jersey
E IT Services Co. Kazakhstan	Kazakhstan
Entserv East Africa Limited	Kenya
Enterprise Services Korea A DXC Technology Company	Korea
Luxoft Korea LLC	Korea
DXC Technology Baltic UAB	Lithuania
DXC Technology Luxembourg S.A.	Luxembourg
DXC Luxembourg International S.a.r.l.	Luxembourg
DXC Luxembourg Holding S.a.r.l.	Luxembourg
Enterprise Services Luxembourg S.à r.l.	Luxembourg

DXC Lux 5 S.a.r.l.	Luxembourg
DXC Lux 6 S.a.r.l.	Luxembourg
Luxoft Luxembourg S.a.r.l.	Luxembourg
DXC Technology Malaysia Sdn. Bhd	Malaysia
Xchanging Asia Pacific Sdn Bhd	Malaysia
Neuron Solutions Sdn. Bhd.	Malaysia
Entserv Malaysia Sdn. Bhd.	Malaysia
Luxoft Malaysia Sdn Bhd	Malaysia
DXC Technology Global Services Centre Sdn. Bhd.	Malaysia
Forbes Technology Center	Maryland
CSC Consulting, Inc.	Massachusetts
Xchanging (Mauritius) Limited	Mauritius
EntServ (Mauritius) Limited	Mauritius
Entserv Enterprise Services Mexico S. de R.L. de C.V.	Mexico
Integradora de Servicios Central, S.A. de C.V.	Mexico
Integradora de Servicios S.A. de C.V.	Mexico
Luxoft Mexico S. de R.L. de C.V.	Mexico
CSC Covansys Corporation	Michigan
Enterprise Services CDG S.A.	Morocco
DXC Technology SARL	Morocco
DXC Technology B.V.	Netherlands
Xchanging B.V.	Netherlands
Enterprise Services International Trade B.V.	Netherlands
Enterprise Services Nederland B.V.	Netherlands
DXC Alps HoldCo B.V.	Netherlands
DXC Berlin B.V.	Netherlands
DXC Brielle B.V.	Netherlands
DXC Caribe y Andina B.V.	Netherlands
DXC Field Delivery Holding B.V.	Netherlands
ES Field Delivery Nederland B.V.	Netherlands
DXC Finance B.V.	Netherlands
DXC Gatriam Holding B.V.	Netherlands
DXC Hague B.V.	Netherlands
DXC Hague II B.V.	Netherlands
DXC Russia HoldCo B.V.	Netherlands
DXC Russia HoldCo II B.V.	Netherlands
DXC Sinope Holding B.V.	Netherlands
Luxoft Netherlands B.V.	Netherlands
Argo Design Europe B.V.	Netherlands
DXC Technology Company	Nevada
Computer Sciences Corporation	Nevada
Century LLC	Nevada
Century Subsidiary Corporation	Nevada
DXC US International Inc.	Nevada
Century Credit Corporation	Nevada
Continental Grand, Limited Partnership	Nevada
CXD Infrastructure Solutions Inc.	Nevada
INSYS Group, Inc.	New Jersey

Intro Pro US Inc.	New Jersey
UXC Eclipse (USA), Inc.	New York
CSC New Zealand Limited	New Zealand
DXC Technology NZ Limited	New Zealand
Oxygen Business Solutions Limited	New Zealand
DXC (New Zealand) Pensions Limited	New Zealand
DXC Enterprise NZ	New Zealand
EntServ Nigeria Limited	Nigeria
Wendover Financial Services Corporation	North Carolina
DXC Technology Norge AS	Norway
IBA Health (Middle East) LLC	Oman
Enterprise Services Panama, S. de R.L.	Panama
Mynd Partners (f/k/a Legalgard Partners, L.P.)	Pennsylvania
CSC Computer Sciences Peru S.R.L.	Peru
DXC US Latin America Corporation - Peru Branch	Peru
Enterprise Services Peru S.R.L.	Peru
DXC Technology (Philippines), Inc.	Philippines
Enterprise Services (AP) Limited, Philippines Regional Operating Headquarters	Philippines
EntServ Philippines, Inc.	Philippines
CSC Computer Sciences Polska Sp. zO.O	Poland
DXC Technology Polska Sp. z o.o.	Poland
Luxoft Poland Sp.z.o.o	Poland
DXC Technology Portugal, Lda	Portugal
EIT Services Co. Portugal, Lda.	Portugal
DXC Field Delivery Portugal, Unipessoal Lda.	Portugal
Luxoft Portugal Unipessoal Lda	Portugal
CSC Puerto Rico, LLC	Puerto Rico
CSC Computer Sciences (Middle East) Limited LLC	Qatar
Luxoft Middle East LLC	Qatar
CSC Computer Sciences Romania SRL	Romania
Enterprise Services Romania SRL	Romania
Luxoft Professional Romania SRL	Romania
BTO Group LLC	Russia
Integrity Solutions LLC	Russia
CSC Computer Sciences (Middle East) Limited - Saudi Arabia Branch	Saudi Arabia
CSC Arabia Ltd.	Saudi Arabia
Enterprise Services International Trade B.V, Saudi Arabian Branch	Saudi Arabia
eBECS Company Limited	Saudi Arabia
DXC Technology Regional Headquarter LLC	Saudi Arabia
Enterprise Services d.o.o. Beograd	Serbia
Luxoft d.o.o. Beograd	Serbia
DXC Technology Singapore Pte. Ltd.	Singapore
DXC Technology New Asia Holdings Pte. Ltd.	Singapore
Xchanging Solutions (Singapore) Pte Limited	Singapore
DXC Technology Services Singapore Pte. Ltd.	Singapore
Luxoft Singapore Pte Limited	Singapore
Luxoft Information Technology (Singapore) Pte. Ltd.	Singapore

DXC Technology Slovakia s.r.o.	Slovakia
DXC Technology (South Africa) (Pty) Limited	South Africa
DXC IT Services Holdings (SA) (Pty) Ltd.	South Africa
iSOFT Health (South Africa) (Pty) Limited	South Africa
Enterprise Services South Africa (Pty) Ltd	South Africa
Mynd Corporation	South Carolina
DXC Technology Spain, S.A.U.	Spain
iSOFT Iberia, S.L.U.	Spain
Enterprise Solutions Consultoría y Aplicaciones España, S.L.U.	Spain
Enterprise Solutions Outsourcing España, S.L.U.	Spain
Enterprise Solutions Procesos de Negocio España, S.L.U.	Spain
ES Field Delivery Spain, S.L.U.	Spain
DXC Technology Servicios Espana, S.L.U.	Spain
Luxoft Spain, S.L.U.	Spain
DXC Technology Sverige AB	Sweden
Enterprise Services Sverige AB	Sweden
Luxoft Sweden AB	Sweden
DXC Technology Switzerland GmbH	Switzerland
DXC Switzerland International Sàrl	Switzerland
EntServ Schweiz GmbH	Switzerland
Luxoft Global Operations GmbH	Switzerland
Luxoft Switzerland AG	Switzerland
EIT Services Taiwan Co. Ltd.	Taiwan
CSC Cybertek Corporation	Texas
Mynd Partners, L.P. f/k/a Cybertek Solutions, L.P.	Texas
Argo Design LLC	Texas
DXC Technology (Thailand) Co., Ltd.	Thailand
DXC Technology Services (Thailand) Ltd.	Thailand
DXC Caribe y Andina B.V. - Trinidad & Tobago Branch	Trinidad & Tobago
DXC Technology Delivery Centre Tunisie SARL	Tunisia
DXC Technology Tunisie SARL	Tunisia
DXC Turkey Teknoloji Hismetleri Limited Sirketi	Turkey
EntServ Turkey Technological Solutions Limited Liability Company	Turkey
Luxoft Turkey Information Technologies LLC	Turkey
DXC Technology (Middle East) FZ LLC - Abu Dhabi Branch	UAE
DXC Technology (Middle East) FZ-LLC	UAE
Enterprise IT Services Middle East FZ LLC	UAE
DXC Switzerland International Sárl - Abu Dhabi Branch	UAE
Sable37 DMCC	UAE
Limited Liability Company "Enterprise Services Ukraine"	Ukraine
Luxoft Ukraine LLC	Ukraine
Agile Coworking LLC	Ukraine
Luxoft Solutions, LLC	Ukraine
CSC Computer Sciences Limited	United Kingdom
DXC UK (Middle East) Limited	United Kingdom
DXC UK EMEA Finance Limited	United Kingdom
DXC UK International Holdings Limited	United Kingdom
DXC UK International Limited	United Kingdom

DXC UK International Operations Limited	United Kingdom
DXC UK Holdings Limited	United Kingdom
Fruition Partners UK Ltd.	United Kingdom
CeleritiFinTech Services Limited	United Kingdom
Xchanging Holdings Limited	United Kingdom
Xchanging EMEA Limited	United Kingdom
Xpanse No 2 Limited	United Kingdom
Xchanging Claims Services Limited	United Kingdom
LCO Marine Limited	United Kingdom
LCO Non-Marine and Aviation Limited	United Kingdom
Ins-Sure Holdings Limited	United Kingdom
Ins-Sure Services Limited	United Kingdom
LPSO Limited	United Kingdom
London Processing Centre Limited	United Kingdom
Xpanse Limited	United Kingdom
Xchanging Global Insurance Systems Limited	United Kingdom
Xchanging Global Insurance Solutions Limited	United Kingdom
Xchanging Holdco No 3 Limited	United Kingdom
Xchanging UK Limited	United Kingdom
Xchanging Procurement Services Limited	United Kingdom
Virtual Clarity Limited	United Kingdom
DXC UK Trustee Limited	United Kingdom
EIT Services India Private Limited UK Branch	United Kingdom
Enterprise Services Defence and Security UK Limited	United Kingdom
Enterprise Services Information Security UK Limited	United Kingdom
EntServ UK Limited	United Kingdom
ES Field Delivery UK Limited	United Kingdom
TESM Limited	United Kingdom
Luxoft UK Limited	United Kingdom
Luxoft Financial Services UK Limited	United Kingdom
DXC Pension Trustee Limited	United Kingdom
DXC Caribe y Andina B.V. Sucursal Uruguay	Uruguay
Enterprise Services Corporación Ven C.C.A.	Venezuela
DXC Technology Services Vietnam Company Limited	Vietnam
Luxoft Vietnam Company Limited	Vietnam
Medical Facilities, Joint Venture	Virginia
PRC/ORI JV	Virginia